LOOMIS SAYLES BENCHMARK CORE BOND FUND

Supplement dated March 14, 2005 to the Loomis Sayles Funds Retail Income Prospectus dated February 1, 2005, as may be supplemented from time to time

Effective March 11, 2005, IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), the distributor for Loomis Sayles Benchmark Core Bond Fund (the "Fund"), will no longer accept new investments in the Fund, either from current or new shareholders.

On March 11, 2005, the Board of Trustees of Loomis Sayles Funds I, upon the recommendation of Loomis, Sayles & Company, L.P., adviser to the Fund, approved a plan to liquidate the Fund, such liquidation to take place on or about May 13, 2005 (the "Liquidation Date"). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds on any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains prior to the Liquidation Date. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held Fund shares. A shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "How to Redeem Shares" in the Fund's Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under "How to Exchange Shares" in the Fund's Prospectus. Retail Class shares may be exchanged, subject to minimum investment requirements, for Retail Class shares of any other Loomis Sayles Fund that offers Retail Class shares or for Class A shares of the CDC Nvest Cash Management Trust, a money market fund advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. Institutional Class shares may be exchanged, subject to minimum investment requirements,, for Institutional Class shares of any other Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any other Loomis Sayles Fund or CDC Nvest Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust. For federal income tax purposes, an exchange of Fund shares for shares of another Loomis Sayles Fund or a CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax advisor for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for Fund shares held in individual retirement accounts ("IRAs") or SIMPLE IRAs, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, IXIS Distributors will exchange any shares remaining in the Fund on the Liquidation Date into the CDC Nvest Cash Management Trust - Money Market Series.

                                                                        M-LSSP20

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                     LOOMIS SAYLES SMALL COMPANY GROWTH FUND

Supplement dated March 14, 2005 to the Loomis Sayles Funds Institutional Equity & Income Prospectus dated February 1, 2005, as may be supplemented from time to time

Effective March 11, 2005, IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), the distributor for Loomis Sayles Small Company Growth Fund (the "Fund"), will no longer accept new investments in the Fund, either from current or new shareholders.

On March 11, 2005, the Board of Trustees of Loomis Sayles Funds I, upon the recommendation of Loomis, Sayles & Company, L.P., adviser to the Fund, approved a plan to liquidate the Fund, such liquidation to take place on a date determined by the officers of the Fund provided that all outstanding shares held by any unaffiliated shareholders have been redeemed by such date (the "Liquidation Date").

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "How to Redeem Shares" in the Fund's Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under "How to Exchange Shares" in the Fund's Prospectus. Institutional Class shares may be exchanged, subject to minimum investment requirements, for Institutional Class shares of any other Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any other Loomis Sayles Fund or CDC Nvest Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust, a money market fund advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. For federal income tax purposes, an exchange of Fund shares for shares of another Loomis Sayles Fund or a CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax advisor for more information on his or her own situation.

                                                                        M-LSSP21